©2021 Endo International plc or one of its affiliates. All rights reservedendo.com J.P. Morgan Healthcare Conference Blaise Coleman, President & CEO

©2021 Endo International plc or one of its affiliates. All rights reserved This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1 995 and Canadian securities legislation. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future projects” or similar expressions are forward looking statements. Because these statements reflect our cur rent views, expectations and beliefs concerning future events, these forward looking statements involve risks and uncertainties. Although Endo believes that these forward looking statements and information are based upon reasonable assumptions and expectations, readers should not place undue reliance on them, or any o ther forward looking statements or information in this news release. Investors should note that many factors, as more fully described in the docum ents filed by Endo with securities regulators in the United States and Canada including under the caption “Risk Factors” in Endo’s Form 10 -K, Form 10-Q and Form 8-K filings, as applicable, with the Securities and Exchange Commission and with securities regulators in Canada on System for Electronic Document Analysis an d Retrieval (“SEDAR”) and as otherwise enumerated herein or therein, could affect Endo’s future financial results and could cause Endo’s actual results to differ materially from those expressed in any forward looking statements. The forward looking statements in this presentation are qualified by these risk factors. Endo assumes no obligation to publicly update any forward looking statements, whether as a result of new information, future developments or otherwise, except as may be required under applicable securities law. Forward Looking Statements 2

©2021 Endo International plc or one of its affiliates. All rights reserved Endo: A Specialty Pharmaceutical Company Branded Pharmaceuticals Sterile Injectables Generic Pharmaceuticals 3 $557mn $907mn $603mn International Pharmaceuticals revenue Q3’ YTD 2020 revenues of $76mn Q3’ YTD 2020 segment revenue

©2021 Endo International plc or one of its affiliates. All rights reserved4 Our Vision and Mission OUR VISION Helping everyone we serve live their best life. OUR MISSION We develop and deliver life-enhancing products through focused execution.

©2021 Endo International plc or one of its affiliates. All rights reserved Our Strategic Priorities Expand & Enhance Our Portfolio We are investing to build a more differentiated and durable portfolio that benefits our customers and creates sustainable long- term value. Reinvent How We Work We are embracing the future by accelerating new ways of working to better serve our customers, promote innovation, and improve productivity. Be A Force For Good We are committed to the adoption of more sustainable practices that positively impact our stakeholders, including the promotion of diversity & inclusion in all we do. 5

©2021 Endo International plc or one of its affiliates. All rights reserved Expand & Enhance Our Portfolio Reinvent How We Work Be A Force For Good Our Progress • XIAFLEX® maximization • Qwo® approval & launch prep • BioSpecifics acquisition • Sterile Injectables evolution 6 • COVID-19 response • Optimize Gx operations • Simplified organization • Focused outsourcing • ESG key advancements • Commitment to DE&I • Novavax COVID vaccine

XIAFLEX®: Investing to Maximize Long Term Value

Current On-market Indications

EMPOWER patients to seek nonsurgical treatment

ENHANCE new injector training and engagement

ADVANCE existing injector utilization


DUPUYTREN'S
CONTRACTURE


TakeOnPD.com

	Patients Diagnosed	Patients Treated	Treated with XIAFLEX®
Dupuytren's Contracture	4%	30%	25%
Peyronie's Disease	3%	14%	63%

Current Development Programs*

Adhesive Capsulitis

~230K Surgeries annually | 2–5% Prevalence rate**

First patient enrolled in Phase IIB study Jul 2020

Plantar Fibromatosis

~430K Surgeries annually | 5–11% Prevalence rate**

Interim Analysis from Phase I study expected Q1 2021

Source: 2019 IQVIA data, Market Research
*Multiple additional indications under review
** US Adult Population

©2021 Endo International plc or one of its affiliates. All rights reserved endo

©2021 Endo International plc or one of its affiliates. All rights reserved8 QWO®: 1st FDA Approved Injectable for Cellulite ~8.5 million U.S. women are potential candidates Open to spending on aesthetic treatment 2,5 8.5MM US women aged 25-54 1 65MM Have some disposable income (overall) 2,3 28MM Target BMI 18.5 to 29.9 2 41MM Self-identify as having cellulite 2 (anywhere on the body) 12MM Self-identify as having cellulite and bothered by it 2,4 10MM Potential Consumers 1. Source: US Census 2021 Projected Population 2. Source: Endo Cellulite Consumer Segmentation Research 2018 3. Survey Question #7. Includes respondents that answered “I have some discretionary income, but I really have to prioritize how I use it” or “I have enough discretionary income to spend as I like without making hard trade-offs” 4. Survey Question #13. Includes respondents that answered “Somewhat Bothered”, “Very Bothered”, and “Extremely Bothered” 5. Survey Question #9 - How open are you to getting an aesthetic treatment. Includes respondents that answered “Very Open”, “Extremely Open” or “Somewhat Open” and has spent $1 or more on aesthetic treatments in the past 12 months (Survey Question #D2)

©2021 Endo International plc or one of its affiliates. All rights reserved9 Integrated Plan to Drive Adoption and Positive Consumer Outcomes 1H21 2H21 Unbranded consumer Condition Awareness Brand Launch Campaign Integrated DTC Campaign Launch HCP Injector Training Program “Virtual” and in-person HCP Training Programs HCP Support Ongoing Media, Public and Professional Relations Consumer Engagement HCP Engagement

©2021 Endo International plc or one of its affiliates. All rights reserved10 BioSpecifics: Enhancing the Profitability of XIAFLEX® and Qwo® + • Transaction closed in late 4Q 2020 • Immediately enhances adjusted EBITDA through the elimination of third party royalty • Multiple potential additional indications for Xiaflex® and Qwo®, respectively, under review Endo Completes Acquisition of BioSpecifics

©2021 Endo International plc or one of its affiliates. All rights reserved11 Sterile Injectables: Moving to a More Differentiated Portfolio • Reinvesting savings to accelerate ongoing portfolio evolution • Highly compliant Injectable facility in Rochester, MI supplemented by future capabilities in Indore, India • Ready-To-Use (RTU) products provide benefits that meet the evolving needs of our customers Traditional A-Rated Vials RTUs Long Acting Injectables Drug/Device Combination

©2021 Endo International plc or one of its affiliates. All rights reserved12 Transforming Our Business Cumulative Cash Savings[a] 2020 2021 2022 2023 Cost of sales $ - $ - $ 27-30 $ 66-70 Operating expenses - 10-15 18-20 20-25 Total $ - $ 10-15 $ 45-50 $ 85-95 One-time Charges[a] 2020[b] 2021 2022 2023 Cash restructuring charges $ 55-60 $ 40-45 $ 5 $ - Asset impairments 7 - - - Accelerated depreciation 21 25-30 10-15 - Total $ 83-88 $ 65-75 $ 15-20 $ - (US $ in millions) [a] Represents full year estimates [b] Approximately $67 million of one-time charges was recorded in the third quarter of 2020 which included approximately $54 mil lion and $13 million of cash and non-cash restructuring charges, respectively. • Optimizing generics operations by exiting 4 sites in U.S. and India • Improving flexibility and reducing certain costs through global business process service providers • Fully integrating commercial, R&D, & operations functions, increasing effectiveness and driving efficiencies • Reinvesting expected annual savings of ~$85-95M to expand and enhance our portfolio Financial Impact of Planned Strategic Actions

©2021 Endo International plc or one of its affiliates. All rights reserved Expand & Enhance Our Portfolio Reinvent How We Work Be A Force For Good Our Focus in 2021 • Investing to enhance our portfolio and capabilit ies • Focused on Specialty Branded, Medical Aesthetics and Sterile Injectables • Strategic actions improving efficiency and effectiveness • Expect annualized pre-tax cash savings of $85–$95mn by ‘23 • Maintain financial flexibility and disciplined capital allocation • Continue sustainability focus 13

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